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                                    Exhibit 2








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THIS AGREEMENT is made on the 4th day of November 1996


BETWEEN:


AMERICAN PHOENIX GROUP, INC.
of Suite 1260, 5 Park Plaza
Irvine, California 92714
UNITED STATES OF AMERICA
("APG")


and


RUBYWELL PTY, LTD.
ACN 063 609 432
c/- 20th Floor
307 Queen Street
Brisbane, Queensland 4000
AUSTRALIA
("Company")


and


MARINE TURBINE AUSTRALIA PTY, LTD.
ACN 002 317 277
of c/- McGlynn & Partners
11th Floor, 82 Elizabeth Street
Sydney, New South Wales 2000
AUSTRALIA
("MTA")


WHERE:



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A.   The Company and MTA agree that MTA will pay a royalty to APG on the sale of boats produced by MTA.

B. The parties acknowledge that APG and the Company have entered into an agreement where the Company has assigned to APG a promissory note in the sum of USD $1,500,000 in consideration for the debt owed by MTA to APG.

C. The royalty is paid by MTA in consideration for the forgiveness of the balance of any outstanding loans and capital advances due by MTA to APG including monies owing by the Company to APG arising from the assignment to the Company of a debt due by Consortium Investment Group Pty Ltd ACN 070 220 950 ("CIG") to APG in the sum of $1,000,000 and the re-acquisition by the Company of shares in MTA from APG.

D. It is acknowledged that the Company estimates that a further sum of $10,000,000 is required to commercialize products to be produced by MTA.

E. The Company believes that MTA can obtain funds from other sources and APG does not wish to invest further capital funds but wishes to retain an interest in the venture.

NOW THIS AGREEMENT WITNESSES AS FOLLOWS THAT:-

1.   Definitions and Interpretation

     1.1 Words importing the singular number include the plural and vice-versa and words importing any gender include all other genders.

     1.2 Headings are for reference only and shall not effect the construction of this Agreement.

     1.3 A reference to a party if more than one is to them jointly and severally.

     1.4 Any reference to a statute ordinance code or other law, includes all regulations and other instruments and all consolidations, amendments, re-enactments or replacements.

     1.5  All Schedules are included as part of this Agreement.


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     1.6  Any reference to "dollars" or "$" is a reference to United States currency.

     1.7  The following words shall have meaning given to them:-

          "APG" means American Phoenix Group, Inc. of Suite 1260, 5 Park Plaza, Irvine, California 92714 United States of America.

          "CIG" means Consortium Investment Group Pty, Ltd. ACN of c/- Webb & Co, 381 Tooronga Road East Hawthorn Victoria 3123 Australia.

          "Company" means Rubywell Pty, Ltd. ACN 063 609 432 c/- 20th Floor, 307 Queen Street, Bisbane, Queensland 4000 Australia.

          "MTA" means Marine Turbine Australia Pty, Ltd. ACN 002 317 277 of c/- McGlynn & Partners, 11th Floor, 82 Elizabeth Street, Sydney, New South Wales 2000 Australia.

          "Shares" means all shares held by APG in MTA.

2.   Consideration

          It is agreed as follows that:-

     2.1 The Company and MTA agree to the granting of a royalty to APG on the basis of three per cent (3%) of sales made by the Company and/or MTA of boats produced utilizing the turbine propulsion unit which would be expected to generate for APG $600,000 for the year ended 31 December 1998, $1,500,000 for the year ended 31 December 1999 and $2,400,000 for the year ended 31 December 2000.

     2.2 The Company now acquires all Shares from APG, and APG agrees to transfer the Shares to the Company in consideration for ONE HUNDRED DOLLARS ($100).

3.   Acknowledgement


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     The Company acknowledges that the debt owed by MTA by way of a loan account by MTA to APG has been satisfied by the assignment of a promissory note for USD $1,500,000.

4. APG agrees that it will not be directly or indirectly engaged, concerned or interested whether on its own behalf or as a Director substantial shareholder (within the meaning of the law) consultant or agent of or employee of any enterprise, corporation, firm, trust, joint venture or syndicate which is engaged, interested or concerned in or carrying on anywhere in Australia any enterprise or undertaking substantially similar to that undertaken by the Company or MTA in relation to the terms of this Agreement that would adversely affect the Company.

5.   Termination

     The Company and MTA acknowledge that APG shall be entitled to terminate this Agreement immediately by notice in writing to the Company and MTA upon the happening of any of the following acts:-

     5.1 The Company or MTA committing or permitting to occur any persistent breach or default in the due and punctual observance and performance of any of its covenants, duties and obligations, or any of the covenants, duties or obligations to be performed by a consultant appointed by the Company or MTA.

     5.2 The Company or MTA makes or has made or appointed in relation to it or is:-

          5.2.1 An order for its winding up (except for the sole purpose of reconstruction or amalgamation).

          5.2.2 An order for the appointment of a provisional liquidator.

          5.2.3 An assignment for the benefit of or composition with its creditors.

          5.2.4 Unable to pay its debts within the meaning of the Law.

          5.2.5 An official manager or receiver is appointed pursuant to the Law.


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     5.3  A trustee in bankruptcy is appointed of the Company or MTA or a composition is made with its creditors.

     5.4 Any execution or process of the court is issued against or levied upon the Company or MTA for a sum of more than TWO THOUSAND DOLLARS ($2,000).

6.   Assignment

     6.1 The Company or MTA may not assign any of its rights or powers under this Agreement without the prior written consent of APG.

     6.2 APG may assign any benefit under this Agreement in its sole discretion.

7.   Further Assurances

     The parties shall, and shall use their respective reasonable endeavors to procure from themselves and from any necessary third parties to do, execute and perform all such further agreement, deeds, documents, assurances, acts and things as may be necessary or desirable to give full effect to the provisions of this Agreement without limiting the generality of the foregoing, any re-execution or amendment of this Agreement so as to bind the parties to the terms and conditions stated in this Agreement.

8.   Time of the Essence

     Any date or period mentioned in this Agreement relating to any act, matter or thing to be performed by the Company or MTA may be extended by APG failing which as regards any such date or period, time shall be of the essence of this Agreement.

9.   Entire Agreement

     This Agreement constitutes the entire agreement between the parties with respect to the matters dealt with in this Agreement and supersedes any previous agreement between the parties in relation to such matters.

10.  Variations


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     No variation, modification, waiver or amendment of any provision of this
     Agreement, nor consent to any departure by any party to this Agreement shall in any event be of any force or effect unless the same shall be confirmed in writing (in one or more copies), signed by the parties, and then such variation, modification, waiver or consent shall be effective only to the extent for which it may be made or given.

11.  Waiver

     11.1 No failure to exercise and no delay in exercising on the part of APG any right, power or privilege under this Agreement shall operate as a waiver nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise or the exercise of any other right, power or privilege.

     11.2 The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies otherwise provided by law.

12.  Notices

     12.1 Any notice, demand or other communication given or made under this Agreement shall be in writing and shall be deemed duly given or made if delivered or sent by post, or facsimile transmission to the address of the parties set out in this Agreement. Any party may change its address or facsimile transmission numbers for the purposes of this Agreement by giving notice in writing of such change to the other party.

     12.2 Any notice, demand or other communication shall be deemed, in the absence to the contrary, to have been received by the party to whom it was sent:

          12.2.1 In the case of hand delivery, upon the date of such delivery.

          12.2.2 In the case of prepaid post, on the second day next following the date of despatch.

          12.2.3 In the case of facsimile transmissions, at the time of transmission, provided that, following the transmission, the sender receives the transmission confirmation report.


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                 Unless in any such case it would be deemed to have been
                 received on a day which is not a business day in the place addressed, or after 5:00 p.m. on a business day, in which event it shall be deemed to have been received on the next business day.

13.  Severability

     Notwithstanding that any provision of this Agreement may prove to be illegal or unenforceable pursuant to any statute or rule of law or for any other reason those provisions are deemed omitted without affected the legality of the remaining provisions and, the remaining provisions of this Agreement shall continue in full force and effect.

14.  Governing Law

     This Agreement and the rights and obligations of the parties shall be construed and take effect in accordance with and be governed by the laws of the State of Victoria and each party expressly submits to the non-exclusive jurisdiction of the courts of that State and of all courts competent to hear appeals from those courts.

15.  Counterparts

     This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.

16.  EXECUTED as an Agreement on the date first written


SIGNED for and on behalf of   )
AMERICAN PHOENIX GROUP, INC.  )             ____________________________________
in the presence of:           )             Signature


____________________________________        ____________________________________
Signature of Witness                        Name


____________________________________        ____________________________________
Name of Witness (BLOCK LETTERS)             Position


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SIGNED for and on behalf of   )
RUBYWELL PTY, LTD. ACN 002    )             ____________________________________
317 277 in the presence of:   )             Signature


____________________________________        ____________________________________
Signature of Witness                        Name



____________________________________        ____________________________________
Name of Witness (BLOCK LETTERS)             Position

SIGNED for and on behalf of   )
MARINE TURBINE AUSTRALIA      )
PTY, LTD ACN 002 317 277      )             ____________________________________
in the presence of:           )             Signature




____________________________________        ____________________________________
Signature of Witness                        Name



____________________________________        ____________________________________
Name of Witness (BLOCK LETTERS)             Position



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THIS DEED is made on the     day of          1996

BETWEEN:

RUBYWELL PTY, LTD.
ACN 063 609 432
c/- 20th Floor
307 Queen Street
Brisbane, Queensland 4000
AUSTRALIA
("Assignor")

and

AMERICAN PHOENIX GROUP, INC.
of Suite 1260, 5 Park Plaza
Irvine, California 92714
UNITED STATES OF AMERICA
("Assignee")

WHERE:

A. The assignor is the holder of a Promissory Note in its favor for $1,500,000.

B.   The Assignor has agreed to assign the Promissory Note to the Assignee.

NOW THIS DEED WITNESSES AS FOLLOWS THAT:-

1.   Assignment

     In consideration of the debt owed by Marine Turbine Australia Pty, Ltd. ACN 002 317 277 ("MTA") to the Assignee the Assignor as beneficial owner assigns to the Assignee absolutely all of the Assignor's right title and interest in the Promissory Note together with all interest which has accrued which or may accrue in the future on the Promissory Note.

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2.   Covenants

     The Assignor covenants with the Assignee (and its successors and assigns) as follows that:-

     2.1  The Promissory Note is still due and owing in full.

     2.2 The Assignor has the full power to assign the Promissory Note to the Assignor.

     2.3 The assignment of the Promissory Note under this Deed shall be taken by the Assignee (and its successors and assigns) free and clear of any mortgages, pledges, liens, charges or any other encumbrances or claims or interest of any other persons.

     2.4 The Assignor shall do all acts and things including without limitation the execution of all such documents as may be reasonably required by the Assignee to give effect to the assignment contemplated by this Deed.

3.   Power of Attorneys

     The parties agree as follows:-

     3.1 The assignor for valuable consideration (the receipt of which is acknowledged) irrevocably appoints the Assignee as the attorney of the Assignor in the name of the Assignor to:-

          3.1.1 Demand, sue for receive and give effectual discharges for the Promissory Note.

          3.1.2 Conduct and legal proceedings in relation to the Debt including proceedings on appeal as effectually as the Assignor could or might.

          3.1.3 For the purpose from time to time appoint any substitute delegate or sub attorney.


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     3.2  The Assignee shall indemnify the Assignor against all costs and expenses incurred in connection with anything done by the Assignee as the attorney for the Assignor pursuant to this Clause.

4.   Governing Law

     This Deed shall be governed by and construed in accordance with the laws of Victoria, Australia and the Assignor submits to the non-exclusive jurisdiction of its courts.

EXECUTED as a Deed on the date first written

SIGNED for and on behalf of   )
RUBYWELL PTY, LTD. ACN 002    )             ____________________________________
317 277 in the presence of:   )             Signature



____________________________________        ____________________________________
Signature of Witness                        Name



____________________________________        ____________________________________
Name of Witness (BLOCK LETTERS)             Position


SIGNED for and on behalf of   )
AMERICAN PHOENIX GROUP, INC.  )             ____________________________________
in the presence of:           )             Signature




____________________________________        ____________________________________
Signature of Witness                        Name



____________________________________        ____________________________________
Name of Witness (BLOCK LETTERS)             Position



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                                 PROMISSORY NOTE

$1,500,000 USD


FOR VALUE RECEIVED, the undersigned, _________________ of 126 Morrison Drive, ___________________________ ("Maker") promises to pay to the order of Rubywell Pty Ltd. ("Holder") at such place as the Holder may designate in writing to the undersigned the principal sum of $1,500,000 (One Million Five Hundred Thousand United States Dollars) together with interest on the principal sum from date of this Promissory Note until paid, at the rate of 0.0% (zero percent) per annum as follows:

1. One (1) installment of principal in the amount of $150,000 (One Hundred and Fifty Thousand United States Dollars) to be effected on or before November 30, 1996,

2. One (1) installment of principal in the amount of $350,000 (Three Hundred and Fifty Thousand United States Dollars) to be effected on or before December 31, 1996,

3. One (1) installment of principal in the amount of $500,000 (Five Hundred Thousand United States Dollars) to be effected on or before January 31, 1997,

4. One (1) installment of principal in the amount of $500,000 (Five Hundred Thousand United States Dollars) to be effect on or before February 28, 1997.

Unless extended by the mutual written consent of the Parties. The entire principal amount shall be paid on that date.

Payments shall be applied first to any accrued interest and the balance to principal.

All or any part of the principal sum may be prepaid at any time and from time to time without penalty.

In the event of any default by the undersigned in the payment of principal or interest when due or in the event of the suspension of actual business, insolvency, assignment for the benefit of creditors, adjudication of bankruptcy, or appointment of a receiver, of or against the undersigned, the unpaid balance of the principal sum of this Promissory Note shall at the option of the holder become immediately due and payable.

The Maker and all other person who may become liable for the payment of this Promissory Note severally waive demand, presentment , protest, note of dishonor or nonpayment, notice of protest, and any and all lack of diligence or delays in collection which may occur, and expressly consent and agree to each and any extension


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or postponement of time of payment of this Promissory Note from time to time at or after maturity or other indulgence, and waive all notice of such.

This Promissory Note may be assigned by either party giving to the other notice in writing of the assignment.

In case suit or action is instituted to collect this note, or any portion of this note, the Maker promises to pay such additional sum, as the court may deem reasonable, legal fees in said proceedings.

This note is made and executed under, and is in all respects governed by the laws of the State of Victoria, Australia, however, the parties agree to submit to the jurisdiction of the State of California in the United States of America.



_____________________________
Managing Director




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